SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.   20549


                           FORM 8-K/A

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                               1934

                 Date of Report:  October 4, 1999


                        GANNETT CO., INC.
     (Exact name of registrant as specified in its charter)

    Delaware                 1-6961                   16-0442930
(State or other           (Commission               (IRS Employer
  jurisdiction            File Number)            Identification No.)
of incorporation)


         1100 Wilson Boulevard, Arlington, Virginia  22234
         (Address of principal executive offices)(Zip Code)

                          (703) 284-6000
        (Registrant's telephone number, including area code)

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                                Amendment No. 1

The company's current report on Form 8-K dated July 27, 1999, is hereby amended and supplemented as follows.


ITEM  7.  FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION

The following financial statements and pro forma financial information are hereby filed as part of this report.

(a)  Financial Statements of Businesses Acquired

     (1) Audited financial statements of Newsquest plc as of and for the 53 weeks ended January 3, 1999.

(b)  Pro Forma Financial Information

The following pro forma combining financial statements of Gannett Co., Inc., and Newsquest plc are included in this report:

     (1) Unaudited pro forma condensed combined balance sheet as of and unaudited pro forma condensed combined statement of income for the year ended December 27, 1998.

(c)  Exhibits

     See exhibit index for list of exhibits.



                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        GANNETT CO., INC.



Dated: October 4, 1999                  By: /s/ George R. Gavagan
                                            -------------------------
                                        George R. Gavagan
                                        Vice President and Controller


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                                EXHIBIT INDEX

Exhibit
Number                       Title or Description
-------                     ----------------------
23-1                         Consent of Deloitte & Touche.

99-1 Audited consolidated balance sheet of Newsquest plc as of January 3, 1999 and the related consolidated statements of profit and loss, reconciliation of movements in shareholders' funds, and cash flows for the 53 weeks ended January 3, 1999 (pages 21-45 of Newsquest's Annual Report for the 53 weeks ended January 3, 1999).

99-2 Unaudited pro forma condensed combined balance sheet as of December 27, 1998 and the unaudited pro forma condensed combined statement of income for the year ended December 27, 1998.

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